UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

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☐	Preliminary Information Statement
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☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14c-5(d)(2))
UNITED ECOENERGY CORP.
(Name of Registrant as Specified in Its Charter)

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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

UNITED ECOENERGY CORP.
120 Wall Street,
Suite 2401
New York, New York 10005

INFORMATION STATEMENT

This Information Statement is being furnished to all holders of shares of common stock, par value $0.001 per share, of record at the close of business on February 2, 2010 of United EcoEnergy Corp., a Nevada corporation (the “Company”), with respect to a change in the Company’s certified independent public accountants for the year ended December 31, 2009. This Information Statement is first being provided to our shareholders on or about February 5, 2010.

ONLY THE SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON FEBRUARY 2, 2010 (THE “RECORD DATE”) ARE ENTITLED TO NOTICE OF THESE ACTIONS. FOUR SHAREHOLDERS WHO COLLECTIVELY HOLD IN EXCESS OF FIFTY PERCENT (50%) OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THESE MATTERS HAVE DELIVERED WRITTEN CONSENTS TO APPROVE THEM.  THESE APPROVALS ARE EFFECTIVE UPON THE MAILING OF THIS INFORMATION STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ Kelly T. Hickel
Kelly T. Hickel Chief Executive Officer

New York, New York

February 5, 2010

UNITED ECOENERGY CORP.

120 Wall Street

Suite 2401

New York, New York 10005

INFORMATION STATEMENT

This Information Statement contains information related to certain corporate actions of United EcoEnergy Corp., a Nevada corporation, and is expected to be mailed on or about February 5, 2010 to all holders of the voting capital stock of the Company, which includes all holders of common stock, par value $0.001 per share of record at the close of business on February 2, 2010.

ABOUT THE INFORMATION STATEMENT

What Is the Purpose of the Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, to notify our shareholders, as of the close of business on February 2, 2010 (the “Record Date”), of independent registered public accountants for the year ended December 31, 2009. The four shareholders hold shares of Common Stock and are entitled to cast a number of votes equal to 53.33% of the total voting capital stock on all matters submitted to the shareholders for approval, including the matter set forth in this Information Statement.

Who Is Entitled to Notice?

All holders of shares of Common Stock of record on the close of business on the record date are entitled to notice of each matter approved by the majority shareholders. Under Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than fifty percent (50%) of the holders of voting stock in lieu of a meeting of the shareholders. Because the majority shareholders are entitled to cast a number of shares equal to 53.33% of the total voting stock of the Company, no action by any other shareholders in connection with the proposals is required.

What Matters Did the Consenting Shareholders Approve?

The consenting shareholders, who hold 53.33% of the total voting capital stock of the Company hold a majority of the total voting capital stock required to vote on each matter. They have consented to the appointment of Rosenberg Rich Baker Berman & Company as the Company’s independent registered public accounting firm to audit the Company’s financial statements as of and for the year ended December 31, 2009.

What Actions Did the Board Of Directors Take?

The Board of Directors has approved each item in this Information Statement.

What Vote Is Required to Approve Each Proposal?

The proposal required the approval of a majority of the outstanding shares of our common stock entitled to vote, voting as a single class.

FORWARD-LOOKING STATEMENTS

Statements in this information statement that are not historical facts constitute forward-looking statements, which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expects,’’ ‘‘plans,’’ ‘‘anticipates,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘predicts,’’ ‘‘potential’’ or ‘‘continue’’ or the negative of these terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of these statements. We are under no duty to update any of the forward-looking statements after the date of this information statement to conform these statements to actual results.

INFORMATION ON THE CONSENTING SHAREHOLDERS

A vote by the holders of at least a majority of our total voting capital stock is required to effect each of the actions described in this Information Statement. Each share of Common Stock is entitled to one (1) vote.

As of the Record Date, we had 66,124,415 shares of Common Stock issued and outstanding, including 20,000,000 shares issued and held in escrow under the terms of the agreement for the acquisition of certain assets of Epic Wound Care, LLC.  Therefore, a majority of the 66,124,415 total votes represented by the outstanding shares of voting stock shares of capital stock of the Company is required to pass the shareholder resolution for this action.

Four shareholders who hold shares of Common Stock have consented to the proposal, and the number of shares of Common Stock within their voting control as of the Record Date is listed below. The following shareholders hold 53.33% of the shares of voting capital stock and accordingly, have sufficient shares to approve each matter:

Name and Address	Number of Common Shares Entitled to Vote	Percentage of Total Voting Capital Stock(1)
Patrick Donelan 3570 Lakeview Drive Del Ray Beach, FL 33445	6,050,000	9.43%

Adam Mayblum 50 Andrew Lane New Rochelle, NY 10804	6,050,000	9.43

LeadDog Capital, LP 120 Wall Street, Suite 2401 New York, NY 10005	2,100,000	3.27

Members of Epic Wound Care, LLC and/or their designees	20,000,000	31.19

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(1)	Applicable percentage of total voting stock is based on 66,124,415 shares of Common Stock issued and outstanding on February 2, 2010.

We have determined the number of shares beneficially owned by each stockholder under rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after February 2, 2010 through the exercise of any stock option, warrant or other right.

INTRODUCTION

This Information Statement relates to the appointment of Rosenberg Rich Baker Berman & Company as the Company’s independent registered public accounting firm to audit the Company’s financial statements as of and for the year ended December 31, 2009.  Rosenberg will replace Berman, Hopkins, Wright & LaHam & Associates, LLP of Winter Park, Florida which has served as the Company’s independent auditors since 2006.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Rosenberg for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q’s and Form 10-K were zero.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by Rosenberg that are reasonably related to the performance of the audit or review of our financial statements and are not included in audit fees above are zero.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by Rosenberg for tax compliance, tax advice and tax planning were zero.

The aggregate fees billed in each of the last two years for products and services provided by Rosenberg, other than the services reported above, were zero.

Our Audit Committee appointed Rosenberg as the independent registered accounting firm for the year ended December 31, 2009, our Board of Directors ratified that approval subject to the approval of our shareholders.  This matter is subject to shareholder approval in order to comply with the rules applicable to business development companies.

The Consenting Shareholders have approved this proposal, which will be effective twenty days after this Information Statement is first mailed to our shareholders.

NO PROXIES ARE BEING REQUESTED FROM SHAREHOLDERS AND WE REQUEST THAT YOU DO NOT SEND PROXIES TO US.

Interest of Persons in or in Opposition to the Matters to be Acted Upon.  No person has an interest in or has expressed any opposition to the matters contained in this Information Statement.

Proposals By Stockholders.  No stockholder has requested us to include any additional proposals in this Information Statement.

Delivery Of Documents To Stockholders Sharing An Address.  The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for information statements with respect to two or more stockholders sharing the same address by delivering a single information statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers may household such materials, delivering a single information statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate information statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify us by sending a written request to Jan E. Chason, Chief Financial Officer, 120 Wall Street, Suite 2401, New York, New York 10005, by registered, certified or express mail.